ANNUAL REPORT
                                        MAY 31, 2002
[LOGO]
MASTRAPASQUA
& ASSOCIATES


                                        MASTRAPASQUA
                                        GROWTH VALUE FUND


                         [Image: Money and Greek Column]


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                                TABLE OF CONTENTS


A Message to Our Shareholders.............................................     1

Performance Chart and Analysis............................................     3

Schedule of Investments...................................................     4

Statement of Assets and Liabilities.......................................     5

Statement of Operations...................................................     6

Statements of Changes in Net Assets.......................................     7

Financial Highlights......................................................     8

Notes to Financial Statements.............................................     9

Independent Auditors' Report..............................................    12

Federal Tax Status of Dividends Declared during the Fiscal Year...........    13

Trustees and Officers of the Trust........................................    13


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


MASTRAPASQUA GROWTH VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2002
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The equity market's performance during the past year was frustrating and difficult for all of us, especially given the data that suggested the pace of the economic recovery was improving. As The Federal Reserve Board continued to cut interest rates, it appeared that the bear market was ending and a new bull market was beginning to emerge. Most pundits expect business activity to rebound in the second half of 2002; however, near-term and long-term prospects already appear to be improving. We see signs of the early stages of a new, broad-based bull market. While economic and market events may alter our position, we believe that the economic downturn is virtually over.

The negative psychology that has reverberated throughout the investment landscape since the beginning of 2002 has shown few signs of abating. Tensions in Kashmir, FBI warnings about a possible missile attack, a weakening dollar, and lingering concerns about corporate America's financial credibility wreaked havoc with the equity market. "Enronitis," Arthur Andersen, Tyco, the volatile Middle East situation, the prospect for a "double-dip" recession, and even valuation concerns have ravaged investor sentiment thus far in 2002 and otherwise masked much of the economy's strengthening underpinnings.

The Mastrapasqua Growth Value Fund's performance this past year was negatively affected by our technology and healthcare holdings. EMC (down 77%), Nokia (down 53%), Sun Microsystems (down 58%), Genzyme (down 40%), Invitrogen (down 51%), and Waters (down 46%) were among the disappointments in the portfolio.

Over the past several months we have increased our holdings in the Defense sector and made some changes in the Financial Services and Retail sectors in expectation of their significant growth opportunities during the early stages of economic recovery post September 11. While the stock market's day-to-day fluctuations are impossible to predict and seem to oscillate around the worldwide geopolitical situation, the structural underpinnings of the economy have been strengthening.

Despite corporate America's perceived struggles and its well-documented lack of pricing power, wages have maintained their upward trajectory. Average hourly earnings have climbed by 3.2% over the past twelve months through May. Consumption has stayed resilient during the downturn and reflects the consumer's improving financial condition throughout the year.

Falling energy prices, low interest rates, accelerating monetary growth, and tax relief have enhanced prospects for corporate cash flow increases in 2002. Manufacturers continue to deplete their inventories. Business activity continues to show signs of improving. The manufacturing sector, which endured 18 months of contraction in 2000 and 2001, has started growing again. The Institute of Supply Management's (ISM) manufacturing survey surpassed "50" (a rating of 50 or higher implies expansion in the manufacturing sector) for the fourth straight month in May, rising to its highest level since February 2000. When the economic recovery is broadly based, profits historically begin to rebound and the risk of


                                        1                         FORUM FUNDS(R)
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MASTRAPASQUA GROWTH VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2002
--------------------------------------------------------------------------------

deflation dissipates. At this time, the Federal Reserve remains accommodative evidenced in part by the growth of the monetary base (high-powered money) not slowing materially. Base money is influenced by the Federal Open Market Committee ("FOMC") through open market operations and suggests that the Federal Reserve has continued to aggressively inject liquidity into the financial system. Such policy actions are permeating the financial markets and are in the process of sustaining growth prospects.

We are long-term growth managers and do not attempt to time market swings. We believe the fund is well positioned for the next bull market by investing the portfolio in areas such as healthcare, technology, financial services, retailing, transportation and other growth companies that exhibit strong future potential. The unprecedented monetary stimulus and the positive fiscal packages appear to be working their way into the economy, which has the potential to be rewarding for long term investors.

                                        Sincerely,

                                        /s/ Frank Mastrapasqua

                                        Frank Mastrapasqua
                                        Chairman, Chief Executive Officer

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF MAY 31, 2002 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT WAS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE (07/02).


                                        2                            FORUM FUNDS
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MASTRAPASQUA GROWTH VALUE FUND
PERFORMANCE CHART & ANALYSIS
MAY 31, 2002
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a $10,000 investment, including reinvested dividends and distributions, in Mastrapasqua Growth Value Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell 3000(R) Index ("the Index") measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The total return of the fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The fund is professionally managed while the Index is unmanaged and is not available for investment. The fund's return assumes reinvestment of dividend and capital gain distributions. For the period reported, some of the Fund's fees were waived or expenses reimbursed, otherwise total return would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S NUMBER OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.THE PERFORMANCE INFORMATION PRESENTED IN THIS GRAPH AND TABLE BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       MASTRAPASQUA GROWTH VALUE FUND VS.
                             RUSSELL 3000(R) INDEX

Average Annual Total Return Since Inception (7/5/00) to 5/31/02
---------------------------------------------------------------
                                        1 Year:         Since Inception:
                                        -------         ----------------
Mastrapasqua Growth Value Fund:         (32.09%)            (35.34%)
Russell 3000(R)Index:                   (12.47%)            (12.71%)

Investment Value on 5/31/02
---------------------------
Mastrapasqua Growth Value Fund:                             $4,360
Russell 3000(R)Index:                                       $7,719

                  Mastrapasqua Growth      Russell 3000
                      Value Fund              Index
07/05/00                10000                 10000
                        9940                  9879
                        10600                 10245
08/31/00                11260                 10612
                        10470                 10131
                        9700                  9987
11/30/00                7990                  9066
                        8040                  9219
                        8150                  9534
02/28/01                6750                  8663
                        5730                  8098
                        6460                  8748
05/31/01                6420                  8818
                        6280                  8655
                        5930                  8513
08/31/01                5340                  8010
                        4580                  7304
                        4950                  7473
11/30/01                5570                  8049
                        5520                  8163
                        5330                  8060
02/28/02                4940                  7895
                        5190                  8242
                        4690                  7809
05/31/02                4360                  7719


AS OF JUNE 30, 2002, THE FUND'S AVERAGE ANNUAL TOTAL RETURN WAS -36.78% AND -37.19% FOR THE 1-YEAR AND SINCE INCEPTION PERIODS, RESPECTIVELY. FOR UP-TO-DATE PERFORMANCE CALL (800) 448-0982.


                                        3                            FORUM FUNDS
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MASTRAPASQUA GROWTH VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2002
--------------------------------------------------------------------------------

                     SECURITY                                                  SECURITY
SHARES             DESCRIPTION                  VALUE        SHARES           DESCRIPTION                VALUE
------         --------------------         ------------     ------      --------------------         ------------
COMMON STOCK (100.2%)                                        FABRICATED METAL PRODUCTS, EXCEPT
                                                             MACHINERY & TRANSPORTATION EQUIPMENT (3.4%)
BANKS & CREDIT INSTITUTIONS (7.7%)                           7,000    Lockheed Martin Corp.              $ 434,350
9,300          Bank One Corp.                  $ 377,859                                                 ---------
8,066          Citigroup, Inc.                   348,290     GENERAL MERCHANDISE STORES (6.6%)
5,000          Wells Fargo & Co.                 262,000     4,000    Michaels Stores, Inc. +              173,800
                                               ---------     9,600    Target Corp.                         397,920
                                                 988,149     7,000    Walgreen Co.                         267,820
                                               ---------                                                 ---------
                                                                                                           839,540
BUILDING MATERIALS (2.0%)                                                                                ---------
6,000          Home Depot, Inc.                  250,140     HEALTH SERVICES (2.4%)
                                               ---------     15,000   Health Management Associates,
                                                                        Inc. +                             308,850
BUSINESS SERVICES (16.6%)                                                                                ---------
                                                             INDUSTRIAL & COMMERCIAL MACHINERY
9,400          Brocade Communications Systems,   184,710     & COMPUTER EQUIPMENT (8.3%)
               Inc. +                                        13,400   Applied Materials, Inc. +            297,212
5,500          Electronic Data Systems Corp.     290,510     5,300    Caterpillar, Inc.                    277,031
8,400          Fiserv, Inc. +                    357,336     19,950   Cisco Systems, Inc. +                314,811
5,800          Microsoft Corp. +                 295,858     24,000   EMC Corp. +                          174,000
4,500          Nokia Corp., ADR                  62,460                                                  ---------
25,200         Oracle Corp. +                    199,080                                                 1,063,054
7,200          PeopleSoft, Inc. +                147,672                                                 ---------
23,000         Sun Microsystems, Inc. +          158,470     MEASURING, ANALYZING, & CONTROLLING
7,500          Symantec Corp. +                  257,775     INSTRUMENTS; PHOTOGRAPHIC, MEDICAL
7,400          VERITAS Software Corp. +          167,758     & OPTICAL GOODS (8.1%)
                                               ---------     4,600    Applera Corp. - Applied
                                               2,121,629                Biosystems Group                    83,720
                                               ---------     12,000   Biomet, Inc.                         338,760
                                                             5,600    Millipore Corp.                      221,648
CHEMICALS & ALLIED PRODUCTS (18.3%)                          6,600    Teradyne, Inc. +                     178,728
                                                             7,960    Waters Corp. +                       212,214
6,800          Amgen, Inc. +                     323,884                                                 ---------
10,000         Biovail Corp. +                   323,700                                                 1,035,070
7,200          Genentech, Inc. +                 255,600                                                 ---------
5,700          Genzyme Corp. +                   182,571     SECURITY & COMMODITY BROKERS, DEALERS,
12,000         IDEC Pharmaceuticals Corp. +      514,680     EXCHANGES & SERVICES (4.3%)
9,000          International Flavors &                       4,000    Goldman Sachs Group, Inc.            301,800
                 Fragrances, Inc.                306,540     6,200    Merrill Lynch & Co., Inc.            252,402
6,900          Invitrogen Corp. +                242,397                                                 ---------
5,500          MedImmune, Inc. +                 178,860                                                   554,202
                                               ---------                                                 ---------
                                               2,328,232     TRANSPORTATION BY AIR (3.3%)
                                               ---------     7,700    FedEx Corp.                          415,415
                                                                                                         ---------
EATING & DRINKING PLACES (2.0%)
7,500          Brinker International, Inc. +     251,625     Total Common Stock (Cost $20,321,434)      12,785,078
                                               ---------                                                ----------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT                      SHORT-TERM INVESTMENTS (0.1%)
& COMPONENTS, EXCEPT COMPUTER                                19,090   Deutsche Cash Management Fund
EQUIPMENT (14.4%)                                                     (Cost $ 19,090)                       19,090
7,500          Analog Devices, Inc. +            274,650                                                 ---------
9,000          Broadcom Corp. +                  202,950
13,000         Intel Corp.                       359,060     Total Investments in Securities - 100.3%  $12,804,168
5,800          L-3 Communications Holdings,      365,980             (Cost $ 20,340,524)
               Inc. +
7,900          Novellus Systems, Inc. +          335,592     Other Assets & Liabilities, Net - (0.3%)      (35,452)
10,400         Texas Instruments, Inc.           298,168                                                 ----------
                                               ---------     TOTAL NET ASSETS - 100.0%                  $12,768,716
                                               1,836,400                                                ===========
                                               ---------
                                                             ------------------------------------------
ENGINEERING, ACCOUNTING, RESEARCH,                           + Non-income producing security.
MANAGEMENT & RELATED SERVICES (2.8%)                         ADR - American Depositary Receipts.
4,100          Quest Diagnostics, Inc. +         358,422
                                               ---------


See Notes to Financial Statements.      4                            FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2002
--------------------------------------------------------------------------------


ASSETS
Total investments, at value (Cost $20,340,524) (Note 2)          $   12,804,168
Interest, dividends and other assets                                      5,301
                                                                 --------------
Total Assets                                                         12,809,469
                                                                 --------------

LIABILITIES
   Fund shares redeemed                                                   1,782
   Accrued Liabilities:
      Investment advisory fees (Note 3)                                   7,017
      Administration fees (Note 3)                                        2,083
      Transfer agency fees (Note 3)                                       1,605
      Custody fees (Note 3)                                               1,025
      Other                                                              27,241
                                                                 --------------
Total Liabilities                                                        40,753
                                                                 --------------

NET ASSETS                                                       $   12,768,716
                                                                 --------------

COMPONENTS OF NET ASSETS
Paid-in capital                                                  $   26,204,249
Net unrealized depreciation of investments                           (7,536,356)
Accumulated net realized loss                                        (5,899,177)
                                                                 --------------
NET ASSETS                                                       $   12,768,716
                                                                 ==============

SHARES OF BENEFICIAL INTEREST                                         2,925,359


NETASSETVALUE,OFFERINGANDREDEMPTION
PRICE PER SHARE                                                  $         4.36


See Notes to Financial Statements.      5                            FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income                                                      $ 51,280
  Interest income                                                         8,638
                                                                   -------------
Total Investment Income                                                  59,918
                                                                   -------------

EXPENSES
  Investment advisory fees (Note 3)                                     140,132
  Administration fees (Note 3)                                           25,000
  Transfer agency fees (Note 3)                                          19,536
  Custody fees (Note 3)                                                   6,142
  Accounting fees (Note 3)                                               36,000
  Compliance fees                                                        21,876
  Auditing fees                                                          21,900
  Legal fees                                                              1,146
  Trustees fees and expenses                                                649
  Reporting expenses                                                      8,265
  Miscellaneous expenses                                                  4,717
                                                                   -------------
Total Expenses                                                          285,363
  Fees waived (Note 4)                                                  (53,765)
                                                                   -------------
Net Expenses                                                            231,598
                                                                   -------------

NET INVESTMENT LOSS                                                    (171,680)
                                                                   -------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                   (4,504,215)
  Net increase from payments by affiliates and net gain realized (Note 6)   136
  Net change in unrealized appreciation/depreciation on investments    (835,697)
                                                                   -------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                      (5,339,776)
                                                                   -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (5,511,456)
                                                                   =============


See Notes to Financial Statements.      6                            FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                             June 1, 2001            July 5, 2000  (a)
                                                                  to                      to
                                                             May 31, 2002            May 31, 2001
                                                        ----------------------------------------------

OPERATIONS
    Net investment loss                                 $        (171,680)          $        (150,359)
    Net realized loss on investments                           (4,504,215)                 (1,394,962)
    Net increase from payments by affiliates (Note 6)                 136                           -
    Net change in unrealized
    appreciation/(depreciation) of investments                   (835,697)                 (6,700,659)
                                                        ------------------          ------------------
Net Decrease in Net Assets from Operations                     (5,511,456)                 (8,245,980)
                                                        ------------------          ------------------

CAPITAL SHARE TRANSACTIONS
    Sale of shares                                              6,378,664                  30,234,463
    Redemption of shares                                       (3,726,607)                 (6,360,368)
                                                        ------------------          ------------------
Net Increase from Capital Share Transactions                    2,652,057                  23,874,095
                                                        ------------------          ------------------

Net Increase (Decrease) in Net Assets                          (2,859,399)                 15,628,115
                                                        ------------------          ------------------

NET ASSETS
    Beginning of period (Note 1)                               15,628,115                           -
    End of period                                       $      12,768,716           $      15,628,115
                                                        ==================          ==================

SHARE TRANSACTIONS
    Sale of shares                                              1,226,697                   3,170,978
    Redemption of shares                                         (737,275)                   (735,041)
                                                        ------------------          ------------------
Net Increase in Shares                                            489,422                   2,435,937
                                                        ==================          ==================


-------------------------------------------------
(a)  Commencement of operations.


See Notes to Financial Statements.      7                            FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                            June 1, 2001             July 5, 2000  (a)
                                                                 to                       to
                                                            May 31, 2002             May 31, 2001
                                                        ----------------------------------------------


NET ASSET VALUE, Beginning of Period                    $       6.42                $    10.00
                                                        ------------------          ------------------

INVESTMENT OPERATIONS
    Net investment loss                                        (0.06)                    (0.06)
    Net realized and unrealized loss
        on investments                                         (2.00)                    (3.52)
                                                        ------------------          ------------------
Total from Investment Operations                               (2.06)                    (3.58)
                                                        ------------------          ------------------

NET ASSET VALUE, End of Period                          $       4.36                $     6.42
                                                        ==================          ==================

TOTAL RETURN                                                  (32.09)%                  (35.80)%

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)             $      12,769               $   15,628
Ratios to Average Net Assets
    Expenses, including reimbursement/
    waiver of fees                                               1.65 %                   1.65 % (b)
    Expenses, excluding reimbursement/
    waiver of fees                                               2.04 %                   1.98 % (b)
    Net investment loss, including
    reimbursement/waiver of fees                                (1.23)%                  (0.99)% (b)

PORTFOLIO TURNOVER RATE                                            57 %                     33 %


-------------------------------------------------
(a)  Commencement of Operations.
(b)  Annualized.


See Notes to Financial Statements.      8                            FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2002
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION

This report relates to Mastrapasqua Growth Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 5, 2000.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the
Fund:

SECURITY VALUATION - Generally, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income are declared and are paid quarterly, and distribution of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.


                                        9                            FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MAY 31, 2002
--------------------------------------------------------------------------------


FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

On May 31, 2002, the Fund reclassified $171,680 from accumulated net investment loss, and (136) from undistributed net realized loss to be paid-in-capital. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis. For federal income tax purposes, the Capital Loss Carryovers were as follows:

Expires 2009                                    $  161,595
Expires 2010                                     3,735,976

For tax purposes, the Fund had a current year deferred post-October loss of $2,001,606 which will be realized on the first day of the following tax year.

As of May 31, 2002, there were no distributable earnings on a tax basis.

EXPENSE ALLOCATION - The Trust is comprised of twenty-three active fund series, and it accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3.  ADVISORY  FEES,  SERVICING  FEES AND OTHER  TRANSACTIONS  WITH  RELATED
PARTIES

INVESTMENT ADVISER - The investment adviser for the Fund is Mastrapasqua & Associates (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATOR - The administrator for the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.15% of the first $100 million of the Fund's average daily net assets, and 0.10% thereafter, subject to a $25,000 annual minimum fee.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from the Fund a monthly fee of $1,500, $1.50 per month per shareholder account, and certain out-of-pocket expenses.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor, and receives no compensation from the Fund for this service.


                                        10                           FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MAY 31, 2002
--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives a monthly fee of $3,000, plus certain out-of-pocket expenses. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of the Fund's domestic and foreign assets. For its services, the Custodian receives a fee per Fund of 0.01% of the Fund's first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.005% on Fund assets between $2-6 billion and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, certain other transactional fees, and certain out-of-pocket expenses.

Certain Officers and Directors of the Trust are Officers or Directors of the above companies.

NOTE 4. WAIVER OF FEES

Through September 30, 2002, the Adviser has contractually agreed to waive it's fee and reimburse Fund expenses to limit the Fund's net expenses to 1.65% of the Fund's average net assets. For the fiscal year ended May 31, 2002, the Adviser contractually waived fees of $50,865 and FAcS voluntarily waived accounting fees of $2,900.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $10,810,836 and $7,741,485, respectively, for the year ended May 31, 2002.

For federal income tax purposes, the tax basis of investment securities owned as of May 31, 2002, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value were as follows:

Tax Cost                                                $ 20,340,524
Unrealized Appreciation                                      437,132
Unrealized Depreciation                                   (7,973,488)
Net Unrealized Appreciation (Depreciation)                (7,536,356)

NOTE 6. PAYMENTS BY AFFILIATES

For the year ended May 31, 2002, the Adviser made a contribution to the Mastrapasqua Growth Value Fund to offset an investment trading error. This amount is reflected as a payment by an affiliate on the Statements of Operations and Changes in Net Assets. This payment had no effect on the total return of the Fund.


                                        11                           FORUM FUNDS

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Forum Funds and Shareholders of the Mastrapasqua Growth Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mastrapasqua Growth Value Fund, (the "Fund") as of May 31, 2002, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year ended May 31, 2002 and the period from July 5, 2000 (commencement of operations) to May 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2002, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 28, 2002


                                        12                           FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND

MAY 31, 2002
--------------------------------------------------------------------------------


FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

Income Dividends - There were no ordinary income dividends paid by the Fund for the tax year ended May 31, 2002.

Capital Gain Dividends - There were no long-term capital gain dividends paid by the Fund for the tax year ended May 31, 2002.


TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

                           POSITION    LENGTH OF        PRINCIPAL            NUMBER OF PORTFOLIOS        OTHER
NAME,                      WITH THE      TIME          OCCUPATION(S)            IN FUND COMPLEX      DIRECTORSHIPS
AGE AND ADDRESS             TRUST       SERVED 1     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE 2  HELD BY TRUSTEES

INTERESTED TRUSTEE
John Y. Keffer3             Chairman    1989-      Member and Director,               29            Chairman/President,
Born: July 15, 1942         President   Present    Forum Financial Group, LLC                       Monarch Funds
Two Portland Square                                (a mutual fund services
Portland, ME 04101                                 holding company)



DISINTERESTED TRUSTEES
CostasAzariadis             Trustee     1989-      Professor of Economics,             27                 None
Born: February 15, 1943                 Present    University of California-
Dept. of Economics                                 LosAngeles
University of California                           Visiting Professor of
                                                   Economics,
LosAngeles,CA90024                                 Athens University of
                                                   Economics
                                                   and Business 1998-1999



James C. Cheng              Trustee     1989-      President, Technology               27                 None
                                        Present    Marketing
Born: July 26, 1942                                Associates (marketing
                                                   company
27 Temple Street                                   for small and medium sized
Belmont, MA 02478                                  businesses in New England)



J. Michael Parish           Trustee     1989-      Partner, Wolfe, Block,              27                 None
Born: November 9, 1943                  Present    Schorr
40 West 57th Street                                and Solis-Cohen, LLP (law
New York, NY 10019                                 firm)
                                                   since 2002
                                                   Partner, Thelen Reid &
                                                   Priest LLP
                                                   (law firm) since 1995

---------------------------------------
1    Term of service is indefinite.
2    The Fund Complex  includes  four  investment  companies for which the Forum
     Financial Group of companies provides services.
3    John  Y.   Keffer   indirectly   controls   the   entities   that   provide
     administration,   distribution,   fund  accounting,   transfer  agency  and
     custodial services to the Trust. Mr. Keffer also indirectly  controls Forum
     Investment Advisors, LLC, the investment adviser to certain series. Trust

                                        13                           FORUM FUNDS

MASTRAPASQUA GROWTH VALUE FUND

MAY 31, 2002
--------------------------------------------------------------------------------

                           POSITION    LENGTH OF        PRINCIPAL            NUMBER OF PORTFOLIOS        OTHER
NAME,                      WITH THE      TIME          OCCUPATION(S)            IN FUND COMPLEX      DIRECTORSHIPS
AGE AND ADDRESS             TRUST       SERVED 1     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE 2  HELD BY TRUSTEES

OFFICERS
Thomas G. Sheehan        Vice President/   2000-      Director of Business              N/A                 N/A
Born: July 17, 1954      Assistant         Present    Development, Forum
                         Secretary                    Financial
Two Portland Square                                   Group, LLC since 2001
Portland, ME 04101                                    Managing Director and
                                                      Counsel,
                                                      Forum Financial Group, LLC
                                                      from 1993-2001


Lisa J. Weymouth         Vice President/   2001-      Director and Manager,             N/A                 N/A
                                           Present    Forum
Born: May 4, 1968        Assistant                    Shareholder Services, LLC
                         Secretary
Two Portland Square                                   (transfer agent)
Portland, Maine 04101                                 Director, Forum
                                                      Administrative
                                                      Services, LLC (mutual fund
                                                      administrator) since 2001


Ronald H. Hirsch         Treasurer         2000-      Managing Director of              N/A                 N/A
                                           Present    Operations,
Born: October 14, 1943                                Forum Financial Group, LLC
Two Portland Square                                   1999-2002 Member of the
                                                      Board
Portland, ME 04101                                    Citibank Germany 1991-1998


Leslie K. Klenk          Secretary         1998-      Counsel, Forum Financial          N/A                 N/A
Born: August 24, 1964                      Present    Group, LLC since 1998
Two Portland Square                                   Associate General Counsel,
Portland, ME 04101                                    Smith Barney Inc.
                                                      (brokerage firm) 1993-1998


The Statement of Additional Information ("SAI") contains additional information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (800) 448-0982.


---------------------------------------
1    Term of service is indefinite.
2 The Fund Complex includes four investment companies for which the Forum Financial Group of companies provides services.


                                        14                           FORUM FUNDS

                 (This page has been left blank intentionally.)

FOR MORE INFORMATION

                                                                                MASTRAPASQUA
                                                                                GROWTH VALUE FUND



                               INVESTMENT ADVISER
                           MASTRAPASQUA & ASSOCIATES
                          814 CHURCH STREET, SUITE 600
                              NASHVILLE, TN 37203


                                  DISTRIBUTOR
                            FORUM FUND SERVICES, LLC
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101


                                 TRANSFER AGENT
                        FORUM SHAREHOLDER SERVICES, LLC
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101
                                                                                     [LOGO]
                                                                                   FORUM FUNDS
                                                                                   P.O. BOX 446
                                                                                PORTLAND, ME 04112
                                                                                   800-448-0982
               THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO
        207-879-0001 SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY
                            OF THE FUND S PROSPECTUS.